EQUITY METHOD INVESTMENT	12 Months Ended
Dec. 31, 2016
EQUITY METHOD INVESTMENTS [Abstract]
EQUITY METHOD INVESTMENT
9.	EQUITY METHOD INVESTMENT

In August 2015, the Group, Guoshi Communication (Beijing) Co., Ltd. (“Guoshi”) and certain third party individuals set up Sinoscreens Media (Beijing) Co., Ltd. ("Sinoscreens"), in which the Group held 34% of the equity interest. The Group injected cash of RMB3.4 million (equivalent to $541) to Sinoscreens in 2015. The Group has accounted for this long-term investment using equity method accounting because the Group does not control the investee but has the ability to exercise significant influence over the operating and financial policies of the investee.

In June 2016, the Group sold its equity interest in Sinoscreens to a third party for a cash consideration of $512.